UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2006

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-18292	54-2152284
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415
ATLANTA, GEORGIA 30338
(Address of principal executive offices)

(678) 443-2300
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2006, Catherine B. McKee resigned from membership on the Board of Directors (the “Board”) of Charys Holding Company, Inc. (the “Company”).  Ms. McKee’s resignation from the Board was not due to any disagreement with the Company, but was made by Ms. McKee for personal reasons.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

99.1                     Resignation Letter Agreement, effective December 31, 2006, from Catherine B. McKee to Billy V. Ray, Jr. and H. Alec McLarty of Charys Holding Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: February 5, 2007	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Resignation Letter Agreement, effective December 31, 2006, from Catherine B. McKee to Billy V. Ray, Jr. and H. Alec McLarty of Charys Holding Company, Inc.